    As filed with the Securities and Exchange Commission on March 7, 2000.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                         March 7, 2000 (March 7, 2000)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


        New Jersey                0-19312           22-2822175
(State of other jurisdiction    (Commission         (IRS Employer
     of incorporation)          File Number)     Identification No.)


              707 State Road, Ste. 206, Princeton, N.J. 08540-1437
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (609) 430-2880


                                 Not Applicable
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K

Item 5.      Other Events..................................  3

Item 7.      Financial Statements and Exhibits ............  3

Signature    ..............................................  4

          Item 5.   Other Events.

          On March 7, 2000, Medarex, Inc., a New Jersey corporation (the "Company"), announced the exercise by its underwriters of an over-allotment option to purchase 312,939 shares of the Company's common stock associated with its follow-on stock offering announced March 3, 2000.

          Including the overallotment, the public offering totaled 2,399,204 shares at $172.00,with net proceeds expected to be approximately $388 million.

          The shares, all of which were sold by the Company, were offered by an underwriting group for which Morgan Stanley Dean Witter, Chase H&Q, Dain Rauscher Wessels, and Warburg Dillon Read LLC are acting as representatives.

          The press release with respect to this transaction is filed herewith as Exhibit 99.1.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties in obtaining and maintaining regulatory approval, market acceptance of and continuing demand for the Company's products, the impact of competitive products and pricing, the Company's ability to obtain additional financing to support its operations, the continuation of business partnerships, the progress of ongoing clinical trials, development of new business opportunities and other risks that may be detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

          Item 7.   Financial Statements and Exhibits.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
-------        ----------------------

99.1           Press release dated March 7, 2000.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MEDAREX, INC.
                                           Registrant


Date:   March 7, 2000              By: /s/ Donald L. Drakeman
                                       ------------------------------------
                                           Donald L. Drakeman
                                           President and Chief Executive
                                           Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                          Page
Number                Description                               Number
-------               -----------                               ------

99.1       Press release dated March 7, 2000.